Exhibit 99.1

Slide:           1 Title:                      LNB Bancorp, Inc. NASDAQ: LNBB SubTitle:                                           Investor PresentationJune 2013

Slide:           2           Forward Looking StatementsThis presentation contains forward-looking statements relating to the financial condition, results of operations and business of LNB Bancorp, Inc., including certain plans, expectations, goals and statements which are subject to numerous assumptions, risks and uncertainties.  Actual results could differ materially from those indicated by such statements for a variety of reasons.  Among the important factors that could cause actual results to differ materially from those indicated are movements in interest rates, changes in the mix of the Company’s business, competitive pressures, changes in general economic conditions, the nature, extent and timing of governmental actions and reforms and the risk factors detailed in the Company’s 2012 Annual Report on Form 10-K and subsequent current and periodic reports and registration statements filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are based on information available as of the date hereof. LNB Bancorp, Inc. undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation.Other Placeholder:2

Slide:  3 Title:A Community Bank of Scale (LNBB: NASDAQ) Other Placeholder:   Total assets of $1.2 billion20 banking offices serving the northeast Ohio market. Founded in 1905.Deep and experienced management team with experience in regional and community banking, and non-bank financial servicesStrong core earnings base. Experienced, motivated lenders in markets/ business lines with strong upside potentialRobust infrastructure with excess capacityOther Placeholder:3

A Successful Business Model

- Stable core earnings
- Diverse fee income stream:
  - Trust
  - Mortgage Banking
  - Indirect Loans
  - Service charges
- Unique high quality multi-state Indirect Auto business
- Aggressive management of credit quality
- Highly efficient operations

LNB Bancorp, Inc.

4

Slide:           5               Other Placeholder:                                           5           Prior to 2005, LNB Bancorp was almost exclusively Lorain County-focused with a primary emphasis in CRE16 full-service banking offices 4 retirement centers

Slide:           6           1. Continue to invest and grow in          Lorain CountyBuild a strong, experienced      management team Restructure distribution system Grow core funding Improve Retail product offeringsOther Placeholder:6In 2005, executive management and the Board of Directors developed a new strategic direction2. Expand geographically and build product capabilities Open LPOs to better serve broader NE OH market Develop a suite of Treasury Management products  Restructure commercial delivery Enhance credit capabilities—especially C&I expertise 3. Look for opportunistic acquisitions Morgan Bank– headquartered in Hudson, an affluent southeast Cleveland suburb, providing a platform to expand. #1 market share in Hudson -- and growing! Integrated high quality indirect auto loan business

Slide:           7 Other Placeholder:                                           7           Build a strong, experienced management team.Continue to Invest & Grow in Lorain County                Years in Banking  Experience                                                   Years with LNBBDaniel E. Klimas27  Key Bank, Huntington    8(CEO)  McKinsey & Co.Gary J. Elek28  First Merit, A. Schulman    3(CFO)Frank A. Soltis41  Lake City Bank, First Chicago                                 7(CIO)  N. Illinois FinancialJohn D. Simacek40  Fifth Third, Third Federal Savings                                 7(Retail)  Strongsville Savings BankDavid S. Harnett37  Fifth Third, National City     5(Chief Credit Officer)Kevin W. Nelson26  First Merit, United Bank-Canton,                                   10(Indirect Lending)    Bank First NationalPeter R. Catanese35  Key Bank, Premier Bank, Charter One                            7(Marketing)   Robert Heinrich32  Key Bank, Federal Reserve,                                 8(Risk Mgmt.)    Century Fed. Credit UnionMary E. Miles7  Tire Centers Inc.,      7(Human Resources)  Miles ConsultingKevin G. Ball29  Wells Fargo, Charter One, Michigan National    2(Commercial Banking)Joan Villareal37  Lorain County Bank, Premier Bank    5  (Loan Operations) Total339  69

Slide:           8 Other Placeholder:                                           8            Full-Service branch locations: 15 2 New branch locations in growth areas:North Ridgeville & Elyria (*) Closed 3 lower-performing offices in:Lorain & Elyria  (red)-- West Park-- Cleveland St.-- Kansas Ave.The Retail distribution system was enhanced to focus on higher growth Lorain County markets.  * * N. Ridgeville Continue to Invest & Grow in Lorain County

Slide:           9 Other Placeholder:                                           9           Lorain County:Communities with Strong FundamentalsPopulation in thousandsTotal PopulationSource: US Bureau of Labor StatisticsSince the early 1980s, eastern Lorain County has seen significant residential and commercial developmentRepublic Steel recently announced the plan to expand its facilities, expecting to add additional 449 jobs and bring more than $1 billion in estimated economic activities to Lorain CountyFord plans to invest $128 million to retool its plant to build medium-duty  trucks retaining 1,800 jobs.The Cleveland Clinic completed its $98 million facility in Avon adding 400+ jobs.Unemployment Rate

Slide:           10 Title:                      Significant Market Share Gains Deposit Market Share Lorain County OH Other Placeholder:                                10           Lorain County provides strong, inexpensive core funding for the bank. LNB has gained significant market share since 2005 (without any benefit from acquisitions).Cost of deposits of 0.53% (as of December 31, 2012)Core deposits to total deposits of 80%(%)Source: FDIC data Continue to Invest & Grow in Lorain County

Slide:           11 Other Placeholder:                                           11           2007--Opened a Commercial LPO in Independence OH (1) an attractive suburban commercial district to broaden our commercial banking geographic reach. 2012--Opened a Mortgage Loan Production Office in Solon OH  (2)LPOs added:(Cuyahoga County)1 Expand Geographically and Build Product Capabilities 2

Slide:           12 Other Placeholder:                                           12           Ohio County Demographic Ranking(88 total counties)Source: SNL Financial data as of 6/30/2010Top Quintile2nd Quintile3rd Quintile4th Quintile5th QuintileRanking Criteria:Market SizeTotal HouseholdsIncomeNet WorthTotal DepositsDeposits per Sq. MileHH Growth2010- 2015Income growthCompetitionBranch density# CompetitorsEconomic2015 projected Unemployment LNB Market Area 36 57 29 21 25 8 5 13 6 14 42 62 66 19 11 LNB competes in some of the most attractive banking markets in Ohio

Slide:           13 Other Placeholder:                                           13           We significantly enhanced our commercial banking capabilities to support C&I lending and a broader geographic reach.Commercial Banking Improvements Treasury Management capabilities enhanced: Sweep product Remote check capture Lockbox Positive Pay CDARS network Developed Sales Executive & Portfolio Manager structure to enhance sales &            credit capabilities.  70%+ of new commercial business now generated outside of Lorain County. Expand Geographically and Build Product Capabilities

Slide:           14 Other Placeholder:                                           14 Title: LNB acquired Morgan Bank in 2007                                                                 Morgan Bank was started in 1990 One branch office with deposits of $122 million Located in Hudson, Ohio (Summit County) Population : 23,072* Median HH Income: $99,186  (One of the highest in the state)* 875 businesses operate in the City*Look for Opportunistic Acquisitions *Source: Ohio Dept. of Development

Slide:           15 Title: Deposit Market Share Hudson, Ohio Other Placeholder:                                15           # 1 City Shareeach year                                           The LNB Management Team is experienced in post merger integration. Deposit share at Morgan Bank has maintained the #1 position since the 2007 acquisition. There are 11 bank competitors in this market.Source: June 30th annually, FDIC data % Look for Opportunistic Acquisitions

Slide:           16 Other Placeholder:                                           Indirect Auto Business15 years of experienceOriginates loans through over 650 dealers in:Ohio,  Kentucky, Tennessee,Georgia, Indiana, North Carolina and PennsylvaniaAverage credit score of 7792013 Plan is to generate $160 million in assetsOther Placeholder:16 The Indirect Auto business provides high quality assets to LNB’s balance sheet and generates recurring fee income through sales of these assets to other community banks. Indirect Auto Lending Results

Slide:           17 Other Placeholder:                                           Indirect Auto BusinessOther Placeholder:                                                                           17           The Indirect loan portfolio is distributed across multiple geographies.Indirect Auto Lending ResultsThe Indirect auto portfolio is composed ofhigh  quality credit scores averaging 779.

Slide:           18 Other Placeholder:                                           18           The Indirect Auto portfolio has had consistently low delinquencies.Indirect Auto Lending ResultsCharge-offs in the Indirect portfolio have also been quite manageable.Indirect Portfolio Delinquency Trend (30 days +)Net Loss Percentage by Quarter (Annualized)

Slide:           19 Other Placeholder:                                           19           Balance Sheet & Profitability                                                      Total Deposits(8 year CAGR of 5.73%)$ in millionsTotal Loans(8 year CAGR of 5.14%)

Slide:           20 Other Placeholder:                                           20           Balance Sheet & Profitability                                                      *Pre Provision Core Earnings= Income before tax expense, adjusted to exclude the impact of the provision for loan losses.See the “Reconciliation “ table at the end of this presentation.Pre-Provision Core Earnings* - By YearPre-Provision Core Earnings* - By Quarter $ in millions **Excludes one-time pension expense

Slide:           21           Net Interest Margin Other Placeholder:                                                                21           LNB had been able to improve its net interest margin in a difficult interest rate environment, although recent margin compression has occurred.Trends & Profitability

Slide:           22           Operating Expenseto Assets Other Placeholder:                                                                                     22           A strong focus on expenses has provided additional impetus to core earnings.Peer Group: BHCPR- assets $1-3 billionTrends & Profitability*Excludes one-time pension expense*

Slide:           23           Pre-Provision Core Earningsto Assets Other Placeholder:                                                                                                *Excludes one-time pension expenseThese core earnings improvements place LNB in good position relative to its peer group.Trends & ProfitabilityPeer Group: BHCPR- assets $1-3 billion23

Slide:           24 Other Placeholder:                                           24           Total Loan Portfolio  $890 million                                                                      (as of March 31, 2013)LNB has a diverse overall loan portfolio with a 55/45% split between commercial and consumer.Loan Portfolio Composition$67$67

Slide:           25 Other Placeholder:                                           25           Commercial Loan Portfolio  $492 million(as of March 31, 2013)The commercial portfolio continues to have a significant emphasis on CRE.Loan Portfolio Composition$317

Slide:           26 Other Placeholder:                                           26                            Commercial Real Estate $296 million(as of March 31, 2013)A majority of CRE loans are owner-occupied and look to cash flow to service debt vs. rent payments.Loan Portfolio Composition7%9%

Slide:           27           Non-Performing Loans to Total Loans Other Placeholder:                                                                                                27           NPLs remain higher than our peers, though NPL growth has slowed considerably…%Credit Quality ProfilePeer Group: BHCPR- assets $1-3 billion

Slide:           28 Other Placeholder:                                           28           Reserve BuildingProvision for Loan Losses                                                                           $000’sLNB has aggressively built reserves to address the deterioration in the loan portfolio.Credit Quality Profile

Slide:           29 Other Placeholder:                                           29           Credit Quality Trends                                           Loans 30-89 Days Past Due / LoansNPLs / LoansYear EndQuarterly

Slide:           30 Other Placeholder:                                           30           Credit Quality Trends                                           ALLR / Loans                      ALLR / NPLsYear EndYear End

Slide:           31           Tier 1 Leverage Ratio Other Placeholder:                                                                           31           Tier 1 Capital is solidly above the “well capitalized” level.5% “well capitalized” levelCapital PositionTotal Risk-based Capital10% “well capitalized” levelTangible Common Equity Ratio

Slide:           32 Other Placeholder:                                           $25.2 million of variable rate Series B cumulative perpetual preferred stock issued on December 12, 2008Approximately $9.2 million in par value of the Series B Preferred Stock remains outstanding. Broader ownership of common shares following the exchange provides potential for increased float in the stock. Prior to the repurchases and the exchange, the annual dividends on the series B Preferred Stock were approximately $1.2 million; following the transactions, annualized dividends on the remaining outstanding shares are $457,000. While we continue to consider all of our alternatives for financing the retirement of the remaining Series B Preferred Stock, the exchange puts us in a position where we expect that our retained earnings can play a more significant role in the funding of any redemption or repurchase activity going forward. Other Placeholder:32 Current Thoughts on TARP CPP

Strong Fundamentals with Attractive Valuation

- Improving asset quality trends
- Growing loan and deposit portfolios
- Growing revenues
- Managed expenses
- Strong PTPP income
- Positive operating leverage
- Growing tangible book value per share
- Attractive franchise

LNB Bancorp, Inc.

33

Slide:           34                                LNBB -- Long Term Potential Only “Community Bank of Scale” headquartered in Northeast Ohio Flexibility Responsiveness Speed Focus on core banking capabilities Strong Fee Income Service charges Trust Fees Mortgage Lending Unique high quality indirect auto business Continue to expand into new markets Strong core earnings base and growth trends  Other Placeholder:34